Exhibit 99(h)(6)
Exhibit to Participation Agreement

                                   EXHIBIT A



               PACIFIC SELECT SEPARATE ACCOUNT
               PACIFIC SELECT EXEC SEPARATE ACCOUNT
               PACIFIC SELECT VAIRABLE ANNUITY SEPARATE ACCOUNT
               PACIFIC COLI SEPARATE ACCOUNT
               PACIFIC COLI SEPARATE ACCOUNT II
               PACIFIC COLI SEPARATE ACCOUNT III
               SEPARATE ACCOUNT A

     IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed by their officers designated below on the date written above.


                              PACIFIC SELECT FUND


Attest:   /s/ AUDREY L. MILFS           By:   /s/ THOMAS C. SUTTON
        ------------------------            -----------------------------
Name:   Audrey L. Milfs                     Name:   Thomas C. Sutton
Title:  Secretary                           Title:  Chairman of the Board
                                                    and Trustee


                       PACIFIC MUTUAL DISTRIBUTORS, INC.


Attest:   /s/ AUDREY L. MILFS           By:   /s/ GERALD W. ROBINSON
        ------------------------            -----------------------------
Name:   Audrey L. Milfs                     Name:   Gerald W. Robinson
Title:  Secretary                           Title:  Chairman, Director & CEO


Attest:   /s/ AUDREY L. MILFS           By:   /s/ EDWARD R. BYRD
        ------------------------            -----------------------------
Name:   Audrey L. Milfs                     Name:   Edward R. Byrd
Title:  Secretary                           Title:  CFO, Director & Treasurer


                        PACIFIC LIFE INSURANCE COMPANY


Attest:   /s/ AUDREY L. MILFS           By:   /s/ THOMAS C. SUTTON
        ------------------------            -----------------------------
Name:   Audrey L. Milfs                     Name:   Thomas C. Sutton
Title:  Vice President and Secretary        Title:  Chairman and CEO


Attest:   /s/ AUDREY L. MILFS           By:   /s/ GLENN S. SCHAFER
        ------------------------            -----------------------------
Name:   Audrey L. Milfs                     Name:   Glenn S. Schafer
Title:  Vice President and Secretary        Title:  President